UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 5, 2009

Date of Earliest Event Reported: August 4, 2009

BOISE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200

Boise, ID 83702-5388

(Address of principal executive offices) (Zip Code)

(208) 384-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2009, Boise Inc. (“Boise”) entered into a Securities Purchase Agreement (the “Agreement”) with certain investment funds affiliated with Angelo, Gordon & Co., L.P. (the “Affiliated Funds”). The Agreement allows Boise the option to purchase from the Affiliated Funds certain subordinated promissory notes issued by Boise (the “Notes”).

The Notes were issued originally by Boise to Boise Cascade as part of Boise’s acquisition of the paper and packaging assets of Boise Cascade. Boise Cascade later transferred the Notes to the Affiliated Funds. The Notes bear interest at 15.75% compounded quarterly. To the extent interest is not paid in cash, interest is added to the principal of the Notes. As of August 4, 2009, the aggregate principal amount of the Notes, plus accrued and unpaid interest, equaled $73,024,936.62.

Unless otherwise terminated in accordance with its terms, the Agreement allows Boise the option to purchase any or all of the Notes in one or more transactions during the 181 days after the date of the Agreement. The purchase price for the Notes will vary depending on the aggregate amount of Notes that Boise chooses to purchase and will be less than the principal amount of the Notes. The Notes continue to accrue interest pursuant to the terms of the Notes until the time of purchase.

Boise’s senior debt agreements restrict the company’s flexibility in funding any purchase of the Notes. Boise is evaluating a number of alternatives to enable it to purchase the Notes, if it chooses to do so.

The Securities Purchase Agreement will be filed with Boise Inc.’s third quarter report on Form 10-Q.

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2009, we issued an earnings release announcing our second quarter financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K. Additionally, Exhibit 99.2, a copy of which is furnished, includes statistical information relative to our quarterly performance. Management will review the company’s performance during a webcast and conference call to be held today, August 5, at 11:00 a.m. Eastern. To link to the webcast, go to our website at www.BoiseInc.com and click on the link to the webcast under Webcasts & Presentations on the Investors drop-down menu. To join the conference call, dial 866-743-6037. International callers should dial 832-445-1689.

We have reconciled the non-GAAP financial measures to our reported financial performance in the financial notes that accompany our earnings release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Boise Inc. Earnings Release dated August 5, 2009

Exhibit 99.2	Boise Inc. Quarterly Statistical Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

By	/s/ Karen E. Gowland
Karen E. Gowland Vice President, General Counsel and Corporate Secretary

Date: August 5, 2009